RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and president of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Richard M. Goldman
Name:	Richard M. Goldman
Title:	Trustee and President
Date: February 23, 2011

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos and Richard M. Goldman, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Corey A. Colehour
Name:	Corey A. Colehour
Title:	Trustee
Date: February 23, 2011

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos and Richard M. Goldman, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ J. Kenneth Dalton
Name:	J. Kenneth Dalton
Title:	Trustee
Date: February 23, 2011

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos and Richard M. Goldman, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ John O. Demaret
Name:	John O. Demaret
Title:	Trustee
Date: February 23, 2011

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos and Richard M. Goldman, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Werner E. Keller
Name:	Werner E. Keller
Title:	Trustee
Date: February 23, 2011

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos and Richard M. Goldman, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Patrick T. McCarville
Name:	Patrick T. McCarville
Title:	Trustee
Date: February 23, 2011

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos and Richard M. Goldman, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas F. Lydon, Jr.
Name:	Thomas F. Lydon, Jr.
Title:	Trustee
Date: February 23, 2011

RYDEX SERIES FUNDS
RYDEX DYNAMIC FUNDS
RYDEX VARIABLE TRUST
RYDEX ETF TRUST
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, and Rydex ETF Trust (each a “Trust” and collectively, the “Trusts”), each a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Nick Bonos and Richard M. Goldman, and each of them singly, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trusts’ shares under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Roger Somers
Name:	Roger Somers
Title:	Trustee
Date: February 23, 2011